PRE-RETIREMENT DEATH BENEFIT
                            AGREEMENT WITH RIGHT TO
                                POLICY ELECTION

THIS Agreement, made and entered into the      day of     ,      between EDO
Corporation (the "Corporation"), a New York Corporation, and
(the "Executive").

                              ARTICLE I - GENERAL

1.1 Purpose of Agreement

The purpose of this Agreement is to advance the interests of the Corporation and its shareholders by providing the Executive and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the successful conduct of the Corporation's business largely depends, with an additional incentive to continue their efforts on behalf of the Corporation, as well as to attract to the Corporation people of experience and ability.

1.2 Effective Date

The effective date of this Agreement is           .

1.3 Definitions

For purposes of this Agreement, the following terms have the meanings set forth below:

1.3.1 "Change in Control" means an occurrence in which:

(i) a "person", including a "group", other than the Corporation's Employee's Stock Ownership Trust, becomes the "beneficial owner", directly orindirectly, of securities of the Corporation having 25% or more of the total number of votes which may be cast for Directors of the Corporation (as the terms "persons", "group" and "beneficial owner" are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), or

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

1.3.2 "Disinterested Directors" means such members of the Board of Directors of the Corporation (the "Board") who are unaffilitated with an "Interested Shareholder" (as defined in Section 3(B) of Article Seven of the Company's Certificate of Incorporation) and were members of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

1.3.3 "Full-Time Employment" means employment on a full-time basis with the Corporation or any wholly-owned subsidiary thereof.

1.3.4 "Insurer" will mean the New England Mutual Life Insurance Company of Boston, Massachusetts, or other legal reserve life insurance company.

1.3.5 "Policy" means policy number and will include any other life insurance or other contract issued by the Insurer on the life of the Executive.

1.3.6 "Retirement" means the Termination of the Executive's Employment after attaining age 55 for any reason, other than the Termination of the Executive's Employment for Cause or the Executive's death.

1.3.7 "Termination of the Executive's Employment" means the cessation of the Executive's Full-Time Employment for any reason.

1.3.8 "Termination of the Executive's Employment for Cause" means the Termination of the Executive's Employment after: (a) providing the Corporation with materially false reports concerning the Executive's business interests or employment-related activities; (b) making materially false representations relied upon the Corporation in furnishing information to shareholders, a stock exchange, or the Securities and Exchange Commission; (c) maintaining an undisclosed, unauthorized and material conflict of interest in the discharge of duties owned by the Executive to the Corporation; (d) misconduct causing a serious violation by the Corporation of state or federal laws; (e) theft of Corporate funds or corporate assets; or (f) conviction of a crime (excluding traffic violations and similar misdemeanors).

           ARTICLE II - BENEFIT UPON TERMINATION OF THE EXECUTIVE'S EMPLOYMENT ON ACCOUNT OF THE EXECUTIVE'S DEATH

If the Termination of the Executive's Employment is on account of the Executive's death, a death benefit equal to forty percent (40%) of the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment will be paid to such beneficiary as determined under Article V. This death benefit will be paid by the Corporation to the beneficiary of the Executive each year for fifteen (15) years. The amount to be paid each year will be paid in monthly installments beginning on the first day of the month following the date of the Executive's death and on the first day of each month thereafter. In the event the Termination of the Executive's Employment is on account of any reason other than death, no benefit will be paid by the Corporation under this Agreement on the Executive's death.

           ARTICLE III - EXECUTIVE'S ELECTION TO RECEIVE THE POLICY INSTEAD OF THE SUPPLEMENTAL RETIREMENT BENEFIT

3.1 Election to Receive the Policy

3.1.1 If the Termination of the Executive's Employment is on account of the Executive's Retirement after having been in Full-Time Employment for at least 84 months, and if the Policy has been in existence for at least 84 months prior to the date of the Executive's Retirement, the Executive will have the right to elect to receive the Policy from the Corporation with a net death benefit equal to Two-times the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment multiplied by the applicable percentage set forth in Appendix A. The election to receive the Policy must be made by delivery of a written notice to the Corporation at least six months prior to the date of the Executive's Retirement, if retirement occurs prior to a Change in Control, or at least five business days prior to the date of the Executive's Retirement if such retirement occurs within the three year period following a Change in Control. Any such election made pursuant to this paragraph 3.1.1 may be made irrevocably but in any event will become irrevocable on the date that is six months prior to such date of the Executive's Retirement, if such retirement occurs prior to a Change in Control, or on the date that is five business days prior to the date of the Executive's Retirement following a Change in Control.

3.1.2 If the Termination of the Executive's Employment is on account of the Executive's Retirement after having been in Full-Time Employment for at least 84 months, but the Policy has not been in existence for 84 months prior to the date of the Executive's Retirement, the Executive will have the right to elect to receive the Policy from the Corporation on the date that the Policy has been in existence for 84 months, with a net death benefit equal to two-times the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the termination of the Executive's Employment multiplied by the applicable percentage set forth in Appendix A. The election to receive the Policy at a date later than the date of the Termination of the Executive's Employment must be made by delivery of a written notice to the Corporation at least six months prior to the date of the Executive's Retirement, if such retirement occurs prior to a Change in Control, or at least five business days prior to the date of Executive's Retirement if such retirement occurs within the three year period following a Change in Control. Any such election made pursuant to the paragraph 3.1.2 may be made irrevocably but in any event will become irrevocable on the date that is six months prior to the date that the Policy has been in existence for 84 months.

3.1.3 If the Termination of the Executive's Employment occurs at a date that is prior to his attaining age 65, the Executive will have no right to receive the Policy under this Article III unless the Executive also elects to receive benefits under the Corporation Employee Pension Plan beginning as of the date of the Termination of the Executive's Employment.

3.1.4 If at any time prior to receipt of the Policy the Executive revokes an election to receive the Policy after the date of the Termination of the Executive's Retirement, the Executive will not thereafter have a right to receive the Policy.

3.1.5 Prior to the date upon which an election by the Executive to receive the Policy becomes irrevocable, the Corporation may provide to the Executive a reasonable description and a projection of the terms of the Policy and the value of the Policy as of the date that the Executive will be entitled to the Policy. If the Executive then makes an irrevocable election to receive the Policy and if the Policy on the date the Executive is entitled to receive the Policy differs materially from this description and projection, the Executive may, at that time, revoke his election to receive the Policy and return the Policy to the Corporation.

3.2 Rights After Election is Exercised or After Right to Elect Terminates

3.2.1 If the Executive timely elects to receive the Policy pursuant to paragraph 3.1.1, the Corporation will transfer all its right, title and interest in the Policy to the Executive on the date of the Termination of the Executive's Employment. Upon the transfer of the Policy by the Corporation, the Executive will thereafter own the Policy free from this Agreement, but subject to any loans thereon.

3.2.2 If the Executive has elected to receive the Policy pursuant to paragraph
3.1.1 and if the Executive's election is or has become irrevocable, the Executive will not be entitled thereafter to receive a Supplemental Retirement Benefit, and the transfer of the Policy pursuant to paragraph 3.2.1 will be treated as a payment in satisfaction of the Corporation's obligation to pay a Supplemental Retirement Benefit.

3.2.3 If the Executive has elected to receive the Policy pursuant to paragraph 3.1.2, and if the Executive's election is or has become irrevocable, the Executive will not be entitled to receive any Supplemental Retirement Benefit Payments after the date of transfer of the Policy pursuant to paragraph 3.2.1 Such transfer will be treated as a payment in satisfaction of the Corporation's obligation to pay any remaining Supplemental Retirement Benefit payments.

3.2.4 If the Executive does not elect or is not entitled to elect to receive the Policy, on the date of Termination of the Executive's Employment, the Executive agrees to transfer all of his right, title and interest in the Policy to the Corporation, by executing such documents as the Corporation deems necessary to transfer such right, title and interest to the Corporation. The Corporation will thereafter be able to deal with the Policy in any way it may see fit.

3.2.5 If the Executive has elected to receive the Policy on the date that the Policy is in existence 84 months, and has not revoked that election, the Corporation will keep the Policy in existence until the date that the Policy has been in existence 84 months.

3.2.6 If the Executive has elected to receive the Policy pursuant to paragraph 3.1.2, and if the Executive dies after the date of the Termination of the Executive's Employment but prior to the date the Policy has been in existence for 84 months, no benefit will be paid under this agreement on the Executive's death.

3.2.7 Notwithstanding any other provision of this agreement, the Corporation may in its sole discretion make adjustment(s) in the face value of the Policy to take into account any amount(s) paid to the Executive as a Supplemental Retirement Benefit.

                     ARTICLE IV - LIMITATIONS ON BENEFITS

4.1 In General

Any right of the Executive under Article III of this Agreement to own purchase, acquire or receive the Policy or any interest therein or portion thereof and the payment of the death benefit provided in Article II will be contingent upon the issuance of a policy (or policies) insuring the Executive's life and will be subject to the terms thereof. Apart from its responsibility to pay premiums, the Corporation is in no way responsible for the Executive's failure to obtain the issuance of the Policy.

4.2 Misrepresentation

If the Executive is required by the Corporation to submit information to the Insurer, and if the Executive has made a material misrepresentation in an application for any insurance that is used or the Corporation may wish to use to provide a benefit hereunder, and if as a result of that material misrepresentation the Insurer is not required to pay all or any part of the benefit provided under that insurance, the Executive's right to a benefit under this Agreement will be reduced by the amount of the benefit that is not paid by the Insurer because of such material misrepresentation.

4.3 Suicide

No benefit will be payable under this Agreement if the Executive dies by suicide within two years after the date of this Agreement. No increase in the amount of any benefit provided in this Agreement will be payable under this Agreement if the Executive dies by suicide within two years after the effective date of such increase.

                   ARTICLE V - BENEFICIARY OF DEATH BENEFIT

If the Termination of the Executive's Employment with the Corporation is on account of the Executive's death, any death benefit to which the Executive may be entitled under Article II of this Agreement will be paid to such beneficiary as the Executive may have designated by filing with the Corporation a notice in writing in a form acceptable to the Corporation. In the absense of any such designation, such unpaid amounts will be paid to the Executive's surviving spouse, or if the Executive should die without a spouse surviving, to the Executive's estate.

                     ARTICLE VI - TERMINATION OF AGREEMENT

This Agreement may be terminated at any time while the Executive is living by written notice thereof by either the Corporation or the Executive to the other; provided, however, that if this Agreement is terminated unilaterally by the Corporation, the Executive shall have the right to purchase the Policy from the Corporation for its cash surrender value as of the date of the termination of this Agreement.

                ARTICLE VII - RIGHTS WITH RESPECT TO THE POLICY

7.1 Interests in Policy

The Executive will have the right to designated the beneficiary of the death benefit payable under Article II of this Agreement. The Corporation will have and may exercise, except as limited in this Article VII, all ownership rights in the Policy. The Corporation will not take any action in dealing with the Insurer that would impair any right or interest of the Executive in the Policy.

7.2 Premiums

The Corporation will pay all premiums on the Policy when due.

7.3 Dividends

Any dividends credited to the Policy may be applied to provide paid-up additional insurance on the life of the Executive. Any dividends used to provide paid-up additional insurance will be treated as premiums paid on the Policy by the Corporation for purposes of this Agreement. Any proceeds paid on the death of the Executive that are attributable to the paid-up additional insurance will be treated as Policy proceeds for purposes of this Agreement. Any dividends credited to the Policy while this Agreement is in effect which are not applied to provide paid-up additional insurance under the terms of the Policy will be paid to the Corporation.

7.4 Possession, Etc. of Policy

The Corporation will have possession of the Policy. The Corporation agrees from time to time to make the Policy available to the Executive or to the Insurer for the purpose of endorsing or filing any change of beneficiary on the Policy for that portion of the death proceeds payable to the beneficiary designated by the Executive, but the Policy will promptly be returned to the Corporation.

                    ARTICLE VIII - MISCELLANEOUS PROVISIONS

8.1 Satisfaction of Claims

The Executive agrees that his rights and interest, and rights and interests of any persons taking under or through him, will be completely satisfied upon compliance by the Corporation with the provisions of this Agreement.

8.2 Amendment/Entire Agreement

This Agreement or any relevant insurance policy provisions may be altered, amended or modified only by a written instrument signed at least by the Corporation and the Executive. This Agreement represents the entire Agreement of the parties with respect to the subject matter thereof.

8.3 Governing Law

This Agreement will be governed by the laws of the State of New York.

8.4 Interpretation

The Executive Committee (or, upon or within a three (3) year period following a Change in Control, a majority of the Corporation's Disinterested Directors) shall have authority to render interpretations under this Agreement binding on both parties and their legal representatives.

8.5 Non-Assignable Rights

It is agreed that neither the Executive nor his spouse, nor other beneficiary, will have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder without having the written consent of the Corporation to do so. Such payments and the right thereto are expressly declared to be otherwise non-assignable and nontransferable.

8.6 Independence of Agreement

Subject to paragraph 3.2.2 and paragraph 3.2.3, the benefits under this Agreement will be independent of, and in addition to, any other agreement that may exist from time to time between the parties, or any other compensation payable by the Corporation to the Executive, whether as salary, bonus or otherwise. This Agreement will not be deemed to constitute a contract of employment, nor will any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his employment.

8.7 Non-Secured Promise

The rights of the Executive under this Agreement and of any beneficiary of the Executive will be solely those of an unsecured creditor of the Corporation. Any insurance policy or any other asset acquired or held by the Corporation in connection with the liabilities assumed by it hereunder, will not be deemed to be held under any trust for the benefit of the Executive or his beneficiaries or to be security for the performance of the obligations of the Corporation, but will be, and remain, a general, unpledged, unrestricted asset of the Corporation.

8.8 Change of Business Form

The Corporation agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the suceeding or continuing corporation or other organization agrees to assume the rights and obligations of the Corporation herein set forth. The Corporation further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth, without having made adequate provisions for the fulfilling of its obligations hereunder. 8.9 Fiduciary and Administrator

For the purposes of the Employee Retirement Income Security Act of 1974, if applicable, the Corporation will be the "Named Fiduciary" and "Plan Administrator" of the split dollar life insurance plan (the "Plan") for which this Agreement is hereby designated the written plan instrument. The Corporation's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator.

The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its reponsibilities under this Plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with the Employee Retirement Income Security Act of 1974 that may be applicable.

8.10 Claims Procedure

Filing Claims. Any insured, beneficiary or other individual (hereinafter "Claimant") entitled to benefits under the Plan or under the Policy will file a claim request with the Plan Administrator with respect to benefits under the Plan and with the Insurer, with respect to the benefits under the Policy. The Plan Administrator will, upon written request of a claimant, make available copies of any claim forms or instructions provided by the Insurer or advise the Claimant where such forms or instructions may be obtained.

Notification to Claimant. If a claim request is wholly or partially denied, the Plan Administrator will furnish to the Claimant a notice of the decision with 90 days in writing and in a manner calculated to be understood by the claimant, which notice will contain the following information:

(a) The specific reason or reasons for the denial;

(b) Specific reference to pertinent Plan provisions upon which the denial is based;

(c) A description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary; and

(d) An explanation of the Plan's claims review procedure describing the steps to be taken by a claimant who wishes to submit his claim for review.

In the case of benefits which are provided under the Policy, the initial decision on the claims will be made by New England Life.

Review Procedure. A Claimant or his authorized representative may with respect to any denied claim:

(a) Request a review upon written application filed within 60 days after receipt by the Claimant of written notice of the denial of his claim;

(b) Review pertinent documents; and

(c) Submit issues and comments in writing.

Any request or submission will be in writing and will be directed to the Named Fiduciary (or its designee). The Named Fiduciary (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

Decision on Review. The Named Fiduciary (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) warrant additional time, the decision will be rendered as soon as possible, but not later than 120 days after receipt of the request for review. Written notice of any such extension will be furnished to the claimant prior to the commencement of the extension.

The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based.

If the decision on the review is not furnished to the Claimant within the time limits prescribed above, the claim will be deemed denied on review.

8.11 Termination of the Executive's Employment for Cause

If the Termination of the Executive's Employment is a Termination of the Executive's Employment for Cause, notwithstanding any other provision of this Agreement, the Executive will not be entitled to receive any benefits under this Agreement.

IN WITNESS WHEREOF, the parties have entered into the foregoing Agreement on the day and year first written above.

                                             Executive



                                             EDO CORPORATION



                                             By
                                             (Name)
                                             (Title)

                                APPENDIX A

     ATTAINED AGE AT TERMINATION
          OF EMPLOYMENT                 PERCENTAGE OF BENEFIT

            65                                  100
            64                                   97
            63                                   94
            62                                   91
            61                                   88
            60                                   85
            59                                   82
            58                                   79
            57                                   76
            56                                   73
            55 or younger                        70  (This Percentage shall be
                                                     reduced by 3% for every
                                                     year younger than 55)

                             AGREEMENT CONCERNING
                       SUPPLEMENTAL RETIREMENT BENEFITS

THIS Agreement, made and entered into the      day of         , between
EDO Corporation (the "Corporation"), a New York Corporation, and
(the "Executive").

                              ARTICLE I - GENERAL

1.1 Purpose of Agreement

The purpose of this Agreement is to advance the interests of the Corporation and its shareholders by providing the Executive and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the successful conduct of the Corporation's business largely depends, with an additional incentive to continue their efforts on behalf of the Corporation, as well as to attract to the Corporation people of experience and ability.

1.2 Effective Date

The effective date of this Agreement is         .

1.3 Definitions

For purposes of this Agreement, the following terms have the meanings set forth below:

1.3.1 "Change in Control" means an occurrence in which:

(i) a "person," including a "group," other than the Company's Employee's Stock Ownership Trust (a "Person"), becomes the "beneficial owner" (Beneficial Owner"), directly or indirectly, of securities of the Company having 25% or more of the total number of votes which may be cast for the election of Directors of the Company (as the terms "persons," "group" and "beneficial owner" are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934),

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

(iii) the shareholders of the Company approve any merger or other business combination, sale of assets or combination of the foregoing transactions.

1.3.2 "Disinterested Directors" means such members of the Board of Directors of the Corporation ( the "Board") who are unaffiliated with an "Interested Shareholder" (as defined in Section 3(B) of Article Seventh of the Company's Certificate of Incorporation) and were members of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterestd Directors then on the Board.

1.3.3 "Executive Termination Agreement" means an agreement between the Corporation and an employee of the Corporation of the type filed as Item 10(f) of the Corporation's Form 10-K Annual Report for the fiscal year ending December 31, 1982.

1.3.4 "Full-Time Employment" means employment on a Full-Time basis with the Corporation or any wholly-owned subsidiary thereof.

1.3.5 "Retirement" means the Termination of the Executive's Employment after attaining age 55 for any reason other than the Termination of the Executive's Employment for Cause or the Executive's death.

1.3.6 "Termination of the Executive's Employment" means the cessation of the Executive's Full-Time Employment for any reason.

1.3.7 "Termination of The Execuitve's Employment for Cause" means the Termination of the Executive's Employment after: (a) providing the Corporation with materially false reports concerning the Executive's business interests or employment related activities; (b) making materially false representations relied upon by the Corporation in furnishing information to shareholders, a stock exchange, or the Securities and Exchange Commission; (c) maintaining an undisclosed, unauthorized and material conflict of interest in the discharge of duties owed by the Executive to the Corporation; (d) misconduct causing a serious violation by the Corporation of state or federal laws; (e) theft of Corpoate funds or corporate assets; or (f) conviction of a crime (excluding traffic violations and similar misdemeanors).

1.3.8 "Total Disability" shall have the meaning provided for in Federal Regulations governing entitlement to Social Security Insurance benefits.

                 ARTICLE II - SUPPLEMENTAL RETIREMENT BENEFIT

2.1 Eligibility for Supplemental Retirement Benefit on Account of Retirement after Age 65.

If the Termination of the Executive's Employment is on account of Retirment after having been in Full-Time Employment for at least 84 months, and after having attained age 65, the Executive will be entitled to receive a Supplemental Retirement Benefit under this Agreement in an amount equal to twenty-five percent (25%) of the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment. This Supplemental Retirement Benefit will be paid by the Corporation to the Executive each year for the life of the Executive, or for fifteen years, whichever period is longer. The amount to be paid each year will be paid in monthly installments beginning on the first day of the month following the date of the Termination of the Executive's Employment and on the first day of each month thereafter.

2.2 Eligibility for Supplemental Retirement Benefits on Account of Retirement After Age 55 and After Completing Service Requirements.

If the Termination of the Executive's Employment is on account of Retirement after having been in Full-Time Employment for at least 84 months, and after having attained age 55 but prior to attaining age 65, and if the Executive has elected to receive benefits under the EDO Corporation Employee's Pension Plan beginning as of the date of the Termination of the Executive's Employment, the Executive will be entitled to receive a Supplemental Retirement Benefit under this Agrement in an amount equal to twenty-five percent (25%) of the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment, multiplied by the applicable percentage set forth in Appendix A. This Supplemental Retirement Benefit will be paid by the Corporation to the Executive each year for the life of the Executive, or for fifteen years, whichever period is longer. The amount to be paid each year will be paid in monthly installments beginning on the first day of the month following the date of the Terminiation of the Executive's Employment and on the first day of each month thereafter.

2.3 Eligibility for Supplemental Retirement Benefits on Total Disability.

2.3.1 If the Termination of the Executive's Employment is occasioned by Total Disability after having been in Full-Time Employment for at least 84 months, the Executive, unless he qualifies for the benefit provided for in paragraph
2.1 or paragraph 2.2, will be entitled to receive a Supplemental Retirement Benefit under this Agreement on account of such Total Disability in an amount equal to twenty-five percent (25%) of the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment, reduced by any benefit to which the Executive may be entitled under Social Security, Long-Term Disability Plan payments, Worker's Compensation awards, or any combinations thereof, on account of Total Disability. This Supplemental Retirement Benefit will be paid by the Corporation to the Executive each year for the life of the Executive but for at least fifteen years whichever period is longer. The amount to be paid each year will be paid in monthly installments beginning on the first day of the month following the date of the Termination of the Executive's Employment and on the first day of each month thereafter.

2.3.2 If the Termination of the Executive's Employment is occasioned by Total Disability, but such Total Disability occurs prior the the Executive's having been in Full-Time Employment for at least 84 months, the Executive will not be entitled to a Supplemental Retirement Benefit on account of such Total Disability under this Article II unless the Executive Committee of the Board of Directors, in its absolute discretion, elects to waive the requirement that the Executive must have been in Full-Time Employment for at least 84 months in order to be eligible for a Supplemental Retirement Benefit on Total Disability under this Article II.

2.3.3 If, at any time during a period in which the Executive is entitled to receive payments on account of Total Disability, the condition of Total Disability no longer exists, the Corporation's obligation to make any further payments on account of Total Disability will terminate on the date on which the Total Disability no longer exists.

2.4 Eligibility for Supplemental Retirement Benefits on Other Than Retirement or Total Disability.

If the Termination of the Executive's Employment is for any reason other than for those reasons provided for in this Article II, or is for a reason provided for in this Article II but is under circumstances which do not meet the requirements for entitlement to a benefit under this Article II, the exclusive benefit to which the Executive may be entitled under this Agreement will be determined under Article IV hereof.

                ARTICLE III -  BENEFIT UPON TERMINATION OF THE
                EXECUTIVE'S EMPLOYMENT FOR CAUSE OR ON ACCOUNT
                           OF THE EXECUTIVE'S DEATH

Notwithstanding any other provision(s) of the Agreement, if the Termination of the Executive's Employment is for Cause or on account of the Executive's death, no benefit will be paid under this Agreement.

                    ARTICLE IV - BENEFITS UPON TERMINATION
                OF THE EXECUTIVE'S EMPLOYMENT BEFORE COMPLETING
                         AGE AND SERVICE REQUIREMENTS

4.1.1 Termination of the Executive's Employment Following Change in Control.

Except as otherwise provided for in Article III, if the Termination of the Execuitve's Employment occurs within three (3) years after the date of a Change in Control, or if he is constructively terminated within the meaning of section
4.1.2 within such three (3) year period, the Executive will be entitled to receive a benefit under this Agreement in an amount equal to twenty-five percent (25%) of the highest base annual salary paid by the Corporation to Executive at any time prior to the date of the Termination of the Executive's Employment. This benefit will be paid by the Corporation to the Executive in monthly installments each year for the life of the Executive or for fifteen years, whichever period is longer. Notwithstanding the previous sentence, however, the Executive shall be entitled to receive his benefits under this Agreement in the form of a lump sum payment equal to the present value of his benefits hereunder, payable immediately to such employee upon the termination or constructive termination of his employment, unless the Audit and Compensation Committee of the Board of Directors shall decide to cause such employee's benefits hereunder to be funded through a third-party trust or other funding arrangements intended to assure payment of such benefits. This benefit will be paid instead of any Supplemental Retirement Benefit to which the Executive may be entitled under Article II.

4.1.2 Constructive Termination.

An employee's employment shall be deemed to have been constructively terminated for purposes of this Agreement if, without his express written consent,

(i) he is assigned any duties inconsistent in any substantial respect with his position, authority or responsibilities as they existed immediately prior to the Change of Control;

(ii) there is any other substantial adverse change in his position or working conditions (including title, authority or responsibility) or conpensation; or

(iii) he is requiared to be based at any office or location other than his location immediately prior to the Change of Control.

4.2 Benefits on Termination of the Executive's Employment Prior to Age 55 or Before Completing Service Requirements

If the Termination of the Executive's Employment is under circumstances which do not qualify the Executive for a Supplemental Retirement Benefit under
Article II or for a benefit under paragraph 4.1.1, the Executive will not be entitled to any benefit under this Agreement except as provided for in paragraphs 4.3.

4.3 Discretionary Benefits - Termination of the Executive's Employment Not Following Change in Control.

If the termination of the Executive's Employment occurs prior to the Executive's having been in Full-Time Employment for at least 84 months or prior to his attaining age 55 and if such termination occurs at a date either not following a Change in Control or following a Change in Control but by more than three (3) years, the Executive will not be entitled to receive a benefit under this Agreement unless the Executive Committee of the Board of Directors, in its absolute discretion, elects to grant a benefit in an amount equal to twenty-five percent (25%) of the highest base annual salary paid by the Corporation to the Executive at any time prior to the date of the Termination of the Executive's Employment, multiplied by the applicable percentage set forth in Appendix A. If this benefit is granted, the amount of the benefit will be paid by the Corporation to the Executive each year for the life of the Executive or for fifteen years, whichever period is longer. The amount to be paid each year will be paid in monthly installments beginning on the first day of the month following the Termination of the Executive's Employment and on the first day of each month thereafter. This benefit will be paid to the Executive instead of any other benefit to which he may be entitled under this Agreement.

                   ARTICLE V - BENEFICIARY OF DEATH BENEFIT

In the event that the Executive should die prior to receipt of any amount(s) payable under this Agreement, any amounts due under Article III or remaining to be paid under Article II or Article IV will be paid to such beneficiary or beneficiaries as the Executive may have designated by filing with the Corporation a notice in writing in a form acceptable to the Corporation. In the absense of any such designation, such unpaid amounts will be paid to the Executive's estate.

                     ARTICLE VI - TERMINATION OF AGREEMENT

6.1 Subject to paragraphs 6.2 and 6.3, this Agreement may be terminated at any time while the Executive is living by written notice thereof by either the Corporation or the Executive to the other, provided, however, that this Agreement may not be terminated unilaterally by the Corporation after the Board of Directors has reason to know a Change in Control may occur.

6.2 If this Agreement is terminated by the Corporation at any time prior to the Termination of the Executive's Employment, and before the Executive is receiving any benefits under this Agreement, the Executive will not be entitled any benefits under this Agreement unless the Executive Committee of the Board of Directors (or upon or following a Change in Control, a majority of the Corporation's Disinterested Directors), in its absolute discretion, elects to grant, as the exclusive benefit due under this Agreement an amount not in excess of twenty-five (25%) of the Executive's base annual salary as of the date of the termination of this Agreement, multiplied by the applicable percentage set forth in Appendix A.

6.3 If the Executive is receiving any benefits under this Agreement prior to issuance of written notice of termination by the Corporation, this Agreement will not terminate until the date such benefits are paid in full.

                    ARTICLE VII - MISCELLANEOUS PROVISIONS

7.1 Satisfaction of Claim

The Executive agrees that his rights and interest, and rights and interests of any persons taking under or though him, will be completely satisfied upon compliance by the Corporation with the provisions of this Agreement.

7.2 Amendment/Entire Agreement

This Agreement or any relevant insurance policy provisions may be altered, amended or modified only by a written instrument signed by the Corporation and the Executive. This Agreement represents the Entire Agreement of the parties with respect to the subject matter thereof.

7.3 Governing Law

This Agreement will be governed by the laws of the State of New York.

7.4 Interpretation

The Executive Committee (or, upon or following a Change in Control, the majority of the Corporation's Disinterested Directors) have authority to render interpretations under this Agreement binding on both parties and their legal representatives.

7.5 Non-Assignable Rights

It is agreed that neither the Executive nor his spouse, nor other beneficiary, will have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder without having the written consent of the Corporation to do so. Such payments and the right thereto are expressly declared to be otherwise nonassignable and nontransferable.

7.6 Independence of Agreement

The benefits under this Agreement will be independent of, and in addition to, any other Agreement that may exist from time to time between the parties, or any other compensation payable by the Corporation to the Executive, whether as salary, bonus or otherwise. This Agreement will not be deemed to constitute a contract of employment, nor will any provision hereof restrict the right of the Corporation to discharge the Executive, or restrict the right of the Executive to terminate his employment.

7.7 Non-Secured Promise

7.7.1 Except as provided in Section 4.1.1, the rights of the Executive under this Agreement and of any beneficiary of the Executive will be solely those of an unsecured creditor of the Corporation and any insurance policy or any other asset acquired or held by the Corporation in connection with the liabilities assumed by it hereunder, will not be deemed to be held under any trust for the benefit of the Executive or his beneficiaries or to be security for the performance of the obligations of the Corporation, but will be, and remain, a general, unpledged, unrestricted asset of the Corporation.

7.7.2 Except as provided in Section 4.1.1, the benefits under this Agreement will be paid by the Corporation from its general assets. To cover all or part of its potential liabilities under the plan, the Corporation may, but need not, purchase life insurance policies on the life of the Executive, but the Executive will not have any preferred claim against the policies or any beneficial ownership in the policies under this Agreement. The corporation makes no representation that it will use any life insurance policies acquired by it and insuring the life of the Executive only to provide benefits under this Agreement or that any such policies will, in any way, represent security for the payment of the benefits provided for in this Agreement. An Executive's right to a benefit under this Agreement will not, accept as may provided for in paragraph 7.8, be limited or governed in any way by the amount of insurance proceeds received by the Corporation.

7.8 Limitations on Benefits

7.8.1 The Corporation may deem it appropriate to insure its obligation to provide all or any part of any of the benefits described in this Agreement. The Corporation may wish to make any insurance used to insure its obligation effective as of the date the Executive becomes entitled to benefit insured with such insurance. If the Corporation does deem it appropriate to insure all or any part of any such benefits, the Corporation will so notify the Executive. The Executive agrees to take whatever actions may be necessary to enable the Corporation to timely apply for and acquire such insurance and to fulfill the requirements of the insurance company relative to the issuance thereof.

7.8.2 If the Executive is required by this Agreement to submit information to the insurance company, and if the Executive has made a material misrepresentation in an application for any insurance that is used to provide a benefit hereunder, and if as a result of that material misrepresentation the insurance company is not required to pay all or any part of the death benefit provided under that insurance, the Executive' right to a benefit under this Agreement will be reduced to take into account the amount of the death benefit that is not paid by the insurance company because of such material misrepresentation.

7.8.3 No benefit will be payable under this Agreement if the Executive dies by suicide within two years after the date of this Agreement. No increase in the amount of any benefit provided in this Agreement will be payable under this Agreement if the Executive dies by suicide within two years after the effective date of such increase.

7.9 Change of Business Form

The Corporation agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organization agrees to assume the rights and obligations of the Corporation herein set forth. The Corporation further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Article VII, without having made adequate provisions for the fulfilling of its obligations hereunder.

7.10 Settlement Options

Any Benefit to be paid under this Agreement may be paid in any method of payment not in excess of the actuarial equivalent to the method set forth herein, provided however that except as provided in Section 4.1.1, any other payment method must be approved by the Corporation and must be elected by the Executive at least six months prior to the date of the Termination of the Executive's Employment.

IN WITNESS WHEREOF, the parties have entered into the foregoing Agreement on the day and year first written above.



                                          Executive

                                          EDO CORPORATION


                                          By
                                          (Name)
                                          (Title)

                                APPENDIX A

ATTAINED AGE AT TERMINATION
     OF EMPLOYMENT                 PERCENTAGE OF BENEFIT

            65                             100
            64                              97
            63                              94
            62                              91
            61                              88
            60                              85
            59                              82
            58                              79
            57                              76
            56                              73
            55 or younger                   70  (This Percentage shall be
                                                reduced by 3% for every year
                                                younger than 55)